AMENDMENT NO. 2 TO APPENDIX 2
                            (DISTRIBUTOR'S CONTRACT)

Trust                          Series
-----                          ------

Colonial Trust I
                   Colonial High Yield Securities Fund
                   Colonial Income Fund
                   Colonial Strategic Income Fund
                   Stein Roe Advisor's Tax-Managed Growth Fund
Colonial Trust II
                   Colonial Money Market Fund
                   Colonial Intermediate U.S. Government Fund
                   Colonial Short Duration U.S. Government Fund
                   Colonial Newport Tiger Cub Fund
                   Newport Japan Opportunities Fund
                   Newport Greater China Fund
Colonial Trust III
                   Colonial Select Value Fund
                   The Colonial Fund
                   Colonial Federal Securities Fund
                   Colonial Global Equity Fund
                   Colonial International Horizons Fund
                   Colonial International Fund for Growth
                   Colonial Strategic Balanced Fund
                   Colonial Global Utilities Fund
Colonial Trust IV
                   Colonial High Yield Municipal Fund
                   Colonial Intermediate Tax-Exempt Fund
                   Colonial Tax-Exempt Fund
                   Colonial Tax-Exempt Insured Fund
                   Colonial Municipal Money Market Fund
                   Colonial Utilities Fund
Colonial Trust V
                   Colonial Massachusetts Tax-Exempt Fund
                   Colonial Connecticut Tax-Exempt Fund
                   Colonial California Tax-Exempt Fund
                   Colonial Michigan Tax-Exempt Fund
                   Colonial Minnesota Tax-Exempt Fund
                   Colonial New York Tax-Exempt Fund
                   Colonial North Carolina Tax-Exempt Fund
                   Colonial Ohio Tax-Exempt Fund
                   Colonial Florida Tax-Exempt Fund
Colonial Trust VI
                   Colonial U.S. Stock Fund
                   Colonial Small Cap Value Fund
                   Colonial Aggressive Growth Fund
                   Colonial Equity Income Fund
                   Colonial International Equity Fund
                   Newport Asia Pacific Fund
Colonial Trust VII
                   Colonial Newport Tiger Fund

By:    ____________________________________________
       Nancy L. Conlin, Secretary For Each Trust


By:    ____________________________________________
       Marilyn Karagiannis, Senior Vice President
       Liberty Financial Investments, Inc.

Dated:June 5, 1998